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                                     National Bankshares, Inc.
                                     Salary Continuation Plan - Schedule A
James G. Rakes
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Birth Date: 8/17/1944                      Early                                                                  Pre-retirement
Effective Date: 1/1/2006                Termination              Disability             Change of Control         Death Benefit
Normal Retirement 8/17/2009, Age
65:
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                                      Annual Benefits          Annual Benefits       Annual Benefits Payable     Annual Benefits
                                     Payable in Monthly      Payable in Monthly      in Monthly Installments    Payable in Monthly
                                        Installments            Installments              Commencing at            Installments
                                    Commencing at Normal    Commencing at Normal      Termination Date For     Commencing at Death
                                    Retirement Date For      Retirement Date For              Life                 for 15 Years
                                            Life                    Life
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Period Ending:               Age            (1)                      (2)                       (3)                     (4)
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
12/31/2005                   61                $0                       $0                    $92,335              $106,268
12/31/2006                   62           $28,832                  $28,832                    $96,028              $106,268
12/31/2007                   63           $57,664                  $57,664                    $99,870              $106,268
12/31/2008                   64           $86,496                  $86,496                   $103,864              $106,268
8/17/2009                    65          $106,268                 $106,268                   $106,268              $106,268
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